Earnings Conference Call – First Quarter 2014 April 30, 2014 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; and the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Q1 2014 Results
2014 2013 % Change
Total revenues $3,142,585 $2,994,267 5.0%
Total net revenues $457,235 $455,722 0.3%
Income from operations $156,971 $168,706 -7.0%
Net income $93,187 $103,343 -9.8%
Earnings per share (diluted) $0.63 $0.64 -1.6%
Weighted average shares
outstanding
149,008 160,690 -7.3%
Three months ended March 31
in thousands, except per share amounts
• Weather impacted our Truckload, Less than Truckload, Intermodal and
Sourcing results in the first quarter
• Results improved significantly in March
• 2013 share repurchases positively impacted EPS in the first quarter

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
2014 2013 % Change
Total revenues $3,142,585 $2,994,267 5.0%
Total net revenues $457,235 $455,722 0.3%
Personnel expenses 220,297 212,645 3.6%
Selling, general & admin 79,967 74,371 7.5%
Total operating expenses 300,264 287,016 4.6%
Income from operations $156,971 $168,706 -7.0%
Percent of net revenue 34.3% 37.0% -7.3%
Summarized Income Statement
• Personnel increase driven by average headcount growth of 6.1% in the first quarter of 2014 when compared to the first quarter of 2013, partially offset by our variable compensation plans
• First quarter 2014 ending headcount was virtually flat when compared to 2013 year end headcount
• SG&A change largely from an increase in our provision for doubtful accounts
Three months ended March 31

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q1 2014
•
Transportation net revenue margin compression of 90 basis points in the first quarter of 2014 when compared to the first quarter of 2013
•
Transportation net revenue margin in March 2014 was virtually flat with March 2013
2014 2013 % Change
Total revenues $2,803,704 $2,603,182 7.7%
Total net revenues $427,879 $421,252 1.6%
Net revenue margin 15.3% 16.2% -5.7%
Three months ended March 31
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Q1 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9% 16.2% 15.3%
Q2 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9% 15.3%
Q3 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6% 14.9%
Q4 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8% 15.0%
Year 16.3% 16.0% 16.3% 17.8% 18.4% 17.0% 20.2% 16.8% 16.5% 15.8% 15.3%

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q1 2014
2014 2013 % Change
$269,837 $268,604 0.5%
Three months ended March 31
TRUCKLOAD NET REVENUES in thousands
Quarter
Volume 3%
Approximate pricing * 10%
Approximate cost* 12%
Net revenue margin
North America
Truckload
Year over year change
*Pricing and cost measures exclude the estimated
impact of the change in fuel
•
Total Truckload volumes grew approximately four percent in the first quarter when compared to the first quarter of 2013
•
North America Truckload price and cost per mile were impacted by market volatility and a change in our freight mix
•
Significant price and cost increases in spot market transactions
•
Increased mix of short haul freight which has higher price and cost per mile
•
Negative loads (shipments that result in a loss) increased significantly in the first quarter of 2014 when compared to the first quarter of 2013
•
March 2014 North America Truckload net revenue margins were flat when compared to March 2013

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q1 2014
2014 2013 % Change
$60,138 $58,491 2.8%
Three months ended March 31
LTL NET REVENUES in thousands
Quarter
Volume -2%
Pricing
Net revenue margin
LTL
Year over year change
•
Net revenue growth rate slowed in the first quarter partially as a result of weather
•
Net revenue margins compressed slightly in the first quarter of 2014 when compared to the first quarter of 2013, primarily due to carrier price increases

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q1 2014
•
Widespread weather events had a significant impact on the first quarter
Intermodal results
•
Net revenue margin increase was driven by improved customer pricing
•
Intermodal volume declined in the first quarter of 2014 when compared to the first quarter of 2013, primarily related to less available equipment and extended transit times due to slowed equipment velocity
2014 2013 % Change
$8,940 $9,101 -1.8%
Three months ended March 31
Quarter
Volume -6%
Pricing
Net revenue margin
Year over year change
INTERMODAL NET REVENUES  in thousands

Global Forwarding Results Q1 2014
Ocean, Air and Customs
2014 2013 % Change
Ocean $43,612 $42,488 2.6%
Air $17,454 $16,768 4.1%
Customs $9,332 $8,606 8.4%
Three months ended March 31
NET REVENUES
in thousands
Quarter
Volume
Pricing
Net revenue margin
OCEAN
Quarter
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
•
Margin compression in our Ocean business due to market volatility and strong competition, offset by volume increases
•
•
Growth continues in Customs driven by increased volume
•
Systems integration an ongoing initiative in 2014
Increased volume from integrated businesses continues to benefit our scale in capacity procurement in both Air and Ocean

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q1 2014
•
Other Logistics Services net revenues include transportation management services, warehousing and small parcel
•
These services continued to perform well driven by new customer implementations and global volume growth
•
Transportation management services leverage our Navisphere technology platform
2014 2013 % Change
$18,566 $17,194 8.0%
Three months ended March 31
NET REVENUES
in thousands

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q1 2014
•
Continued volume and net revenue decreases from a large customer; impact will continue throughout 2014
•
Sourcing net revenues and volumes were impacted by weather, a lack of product availability with some key commodities and market volatility
2014 2013 % Change
Total revenues $335,808 $387,852 -13.4%
Total net revenues $26,846 $31,846 -15.7%
Net revenue margin 8.0% 8.2% -2.6%
Three months ended March 31
SOURCING
in thousands

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

BALANCE SHEET DATA March 31, 2014
Cash & investments $142,813
Current assets $1,823,082
Total assets $2,960,168
Debt $910,000
Current liabilities $1,380,489
Stockholders’ investment $981,597
Other Financial Information
in thousands
• 2013 cash provided by operating activities impacted by tax payment of approximately $100 million on 2012 gain from the divestiture of T-Chek
• Accelerating revenue growth during the quarter drove increases in working capital
• Impacted net cash provided by operating activities
• Impacted share repurchase activities
• Total debt balance of $910 million
• $500 million, 15 year average duration, 4.28% weighted average coupon
• $410 million drawn on revolver, 1.65% current rate
CASH FLOW DATA
2014 2013 % Change
Net cash provided by operating activities - actual $14,440 -$58,050 N/A
Capital expenditures, net $12,595 $10,177 23.8%
Three months ended March 31

A look ahead
•
Truckload market conditions remain difficult to predict
•
Our North America Truckload net revenue margins in March and thus far in
April 2014 are approximately flat with last year
•
Our existing headcount is adequate to execute our current growth initiatives
•
We will continue to monitor and adapt to the market conditions